FGR P-1

                         SUPPLEMENT DATED JULY 31, 2007
                      TO THE PROSPECTUSES DATED MAY 1, 2007
                                       OF
         FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND (Fund) A series of
              Franklin Templeton Variable Insurance Products Trust

The prospectuses of the Fund are amended as follows:

I. The portfolio manager line-up in the "Management" section on page FGR-8 is replaced with the following:

   The Fund is managed by a team of dedicated professionals focused on investments in the global real estate securities market. The portfolio managers of the team are as follows:

   Jack Foster                  Mr. Foster has been a manager of the Fund since
   SENIOR VICE PRESIDENT OF FT  May 2007. He joined Franklin Templeton
   INSTITUTIONAL                Investments in 1987.

   Alex W. Peters, CFA          Mr. Peters has been a manager of the Fund since
   VICE PRESIDENT OF ADVISERS   2003. He joined Franklin Templeton Investments
                                in 1992.

   The portfolio managers have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which each portfolio manager may perform these functions, and the nature of these functions, may change from time to time.

   The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.


               Please keep this supplement for future reference.